UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): December 30, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into the Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Master Repurchase Agreement and the Amended and Restated Pricing Letter, each dated as of November 15, 2021, with TIAA, FSB (“TIAA Bank”), formerly known as EverBank, as a buyer and as administrative agent (in such capacity, the “Administrative Agent”) for the Buyers and Signature Bank (“Signature Bank”), as a buyer (together with TIAA Bank, the “Buyers”) pursuant to which the Company may sell to the Buyers and later repurchase certain residential mortgage loans. The primary purposes of the Sixth Amendment are to: (a) extend the termination date to December 28, 2023; (b) add second lien loans (including home equity lines of credit) and first lien home equity lines of credit as eligible collateral; (c) replace LIBOR with SOFR for interest rate calculations; and (d) change the maximum purchase price to $300,000,000.

The foregoing description of the Sixth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Sixth Amendment, which is attached to this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Sixth Amendment, dated December 30, 2022, to the Amended and Restated Master Repurchase Agreement and Amended and Restated Pricing Letter, each dated as of November 15, 2021, by and among loanDepot.com, LLC, TIAA, FSB, formerly known as EverBank, and Signature Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: January 4, 2023